SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 17, 2010


                                SAVWATT USA, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    000-52402                 27-2478133
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)

6801 Eastern Avenue, Suite 203, Baltimore, Maryland                21224
     (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (866) 641-3507

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     Since September 17, 2010, SavWatt USA, Inc. ("Company") has issued the following equity securities ("Common Stock"):

                   Number of        Aggregate                Nature of
Date of Issue    Shares Issued     Sales Price              Transaction
-------------    -------------     -----------              -----------

9/17/2010          8,333,333        $25,000            Cash purchase

10/14/2010           500,000        Not applicable     Additional consideration
                                                       paid by the Company to an
                                                       entity for loaning the
                                                       Company $50,000

10/18/2010         4,766,500        $47,699            Debt conversion

10/18/2010         7,500,000        $75,000            Debt conversion

11/3/2010         22,450,000        $22,450            Services rendered to the
                                                       Company by six persons

11/8/2010            400,000        $20,000            For legal services to an
                                                       attorney

11/17/2010         1,080,000        $10,800            Debt conversion

     Management believes the above shares of Common Stock were issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. All of the above shares that were issued for cash or services rendered were issued in stock certificates bearing the standard Securities Act of 1933, as amended, restrictive legend. No broker or underwriter was involved in any of the above transactions.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: November 22, 2010
                                            SAVWATT USA, INC.


                                            By: /s/ Michael Haug
                                               -------------------------------
                                               Michael Haug
                                               Chief Executive Officer

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